Financial assets and liabilities - Net external debt (Details) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Financial assets and liabilities
Loan notes	$ 6,483	$ 5,529
Other borrowings	378	381
Net borrowings	6,861	5,910
Cash and cash equivalents	(1,267)	(614)	$ (530)	$ (784)
Derivative financial instruments used to hedge foreign currency and interest rate risk	105	32
Net debt	5,699	5,328	$ 7,462
Non-current borrowings	6,764	5,815
Current borrowings	$ 97	$ 95